UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2009

CHEMED CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8351	31-0791746
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

2600 Chemed Center
255 East 5th Street
Cincinnati, OH  45202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (513) 762-6900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    OTHER EVENTS

On March 20, 2009, Chemed Corporation (“Chemed”) issued a press release announcing its response to MMI Investments, L.P.’s letter of March 19, 2009.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit 99.1.  Chemed’s press release dated March 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMED CORPORATION

Dated: March 20, 2009	/s/ Arthur V. Tucker, Jr.
Name: Arthur V. Tucker, Jr.
Title: Vice President and Controller

EXHIBIT INDEX

Exhibit
Number                  Description

99.1                         Press release issued March 20, 2009 by Chemed.